Exhibit 99.1

Daseke, Inc.

2016 Selected Quarterly Financial Data

(Unaudited)

(In thousands)	Three Months Ended
	March 31	June 30	September 30	December 31
REVENUE:
Freight	$ 126,259	$ 136,792	$ 135,415	$ 119,395
Brokerage	20,604	21,778	25,977	19,051
Fuel surcharge	10,018	11,787	12,756	11,970
Total revenue	156,881	170,357	174,148	150,416

OPERATING EXPENSES:
Salaries, wages and employee benefits	50,355	50,207	49,298	47,929
Fuel	14,497	17,283	17,296	17,789
Operations and maintenance	20,701	24,358	27,874	23,167
Communications	484	354	370	410
Purchased freight	36,775	41,185	42,541	33,553
Administrative expenses	7,394	5,096	5,221	7,539
Sales and marketing	363	483	435	462
Taxes and licenses	2,333	2,345	2,268	2,276
Insurance and claims	4,041	4,542	5,065	5,466
Acquisition-related transaction expenses	15	3	—	7
Depreciation and amortization	16,873	16,644	16,998	16,985
Gain on disposition of revenue property and equipment	81	571	(495)	(273)
Impairments	—	—	1,195	810
Total operating expenses	153,912	163,071	168,066	156,120
INCOME (LOSS) FROM OPERATIONS	2,969	7,286	6,082	(5,704)

Other (income) expense:
Interest income	(20)	(16)	(4)	(4)
Interest expense	5,351	5,446	6,724	5,603
Other	(73)	(129)	(64)	(65)
Total other expense	5,258	5,301	6,656	5,534

Income (loss) before provision for income taxes	(2,289)	1,985	(574)	(11,238)
Provision (benefit) for income taxes	(1,049)	974	683	(445)
Net income (loss)	$ (1,240)	$ 1,011	$ (1,257)	$ (10,793)

Daseke, Inc. and Subsidiaries

2015 Selected Quarterly Financial Data

(Unaudited)

(In thousands)	Three Months Ended
	March 31	June 30	September 30	December 31
REVENUE:
Freight	$ 110,136	$ 118,565	$ 144,238	$ 133,643
Brokerage	22,739	25,882	30,733	29,546
Fuel surcharge	16,751	16,578	16,303	13,731
Total revenue	149,626	161,025	191,274	176,920

OPERATING EXPENSES:
Salaries, wages and employee benefits	39,189	41,196	48,192	50,126
Fuel	17,394	18,643	18,313	15,946
Operations and maintenance	20,336	22,155	28,500	27,743
Communications	407	567	577	483
Purchased freight	40,961	44,758	50,527	45,739
Administrative expenses	4,353	4,533	6,553	6,271
Sales and marketing	681	692	823	715
Taxes and licenses	2,152	2,143	2,388	2,545
Insurance and claims	5,178	3,996	4,983	5,498
Acquisition-related transaction expenses	3	167	611	411
Depreciation and amortization	14,460	14,714	16,719	17,680
Gain on disposition of revenue property and equipment	(634)	(898)	(571)	(81)
Impairments	—	—	—	—
Total operating expenses	144,480	152,666	177,615	173,076
INCOME FROM OPERATIONS	5,146	8,359	13,659	3,844

Other (income) expense:
Interest income	(15)	(15)	(21)	(18)
Interest expense	4,798	4,651	5,426	5,727
Other	(79)	(38)	(42)	(92)
Total other expense	4,704	4,598	5,363	5,617

Income (loss) before provision for income taxes	442	3,761	8,296	(1,773)
Provision (benefit) for income taxes	256	2,181	6,054	(1,028)
Net income (loss)	$ 186	$ 1,580	$ 2,242	$ (745)

Flatbed Solutions Segment

2016 Selected Quarterly Financial Data

(Unaudited)

(Dollars in thousands)	Three Months Ended
	March 31	June 30	September 30	December 31
REVENUE(1):
Freight	$ 62,648	$ 67,927	$ 64,281	$ 58,968
Brokerage	7,796	7,276	7,410	7,263
Fuel surcharge	5,645	6,903	7,284	7,039
Total revenue	76,089	82,106	78,975	73,270

OPERATING EXPENSES:
Salaries, wages and employee benefits	23,647	24,446	23,233	22,492
Fuel	7,889	9,418	9,401	9,795
Operations and maintenance	7,553	8,336	8,710	8,246
Purchased freight	18,466	21,140	20,169	17,788
Depreciation and amortization	7,619	7,417	7,651	7,758
Impairments	—	—	—	—
Other operating expenses	6,026	5,992	6,017	5,588
Total operating expenses	71,200	76,749	75,181	71,667
INCOME FROM OPERATIONS	$ 4,889	$ 5,357	$ 3,794	$ 1,603

Total Miles	37,277,502	39,070,262	37,767,726	35,169,265
Company-operating tractors	1,191	1,135	1,191	1,203
Owner-operated tractors	426	467	431	390
Number of trailers	2,969	2,695	2,857	2,943

(1)Includes intersegment revenues and expenses, as applicable, which are eliminated in Daseke’s consolidated results.

Flatbed Solutions Segment

2015 Selected Quarterly Financial Data

(Unaudited)

(Dollars in thousands)	Three Months Ended
	March 31	June 30	September 30	December 31
REVENUE(1):
Freight	$ 55,194	$ 59,575	$ 64,656	$ 62,316
Brokerage	6,912	7,894	7,311	7,034
Fuel surcharge	9,430	9,516	8,933	7,549
Total revenue	71,536	76,985	80,900	76,899

OPERATING EXPENSES:
Salaries, wages and employee benefits	19,963	21,253	22,987	23,733
Fuel	10,276	10,942	9,930	8,640
Operations and maintenance	7,113	7,228	7,833	7,114
Purchased freight	17,032	19,151	20,219	19,383
Depreciation and amortization	7,397	7,117	7,959	7,803
Impairments	—	—	—	—
Other operating expenses	6,305	4,290	6,034	6,387
Total operating expenses	68,086	69,981	74,962	73,060
INCOME FROM OPERATIONS	$ 3,450	$ 7,004	$ 5,938	$ 3,839

Total Miles	30,922,510	33,881,116	36,155,715	35,985,852
Company-operating tractors	1,216	1,214	1,187	1,205
Owner-operated tractors	408	426	447	432
Number of trailers	3,131	2,897	2,916	2,920

(1)Includes intersegment revenues and expenses, as applicable, which are eliminated in Daseke’s consolidated results.

Specialized Solutions Segment

2016 Selected Quarterly Financial Data

(Unaudited)

(Dollars in thousands)	Three Months Ended
	March 31	June 30	September 30	December 31
REVENUE(1):
Freight	$ 64,253	$ 70,021	$ 72,367	$ 61,480
Brokerage	12,882	14,525	18,579	11,805
Fuel surcharge	4,438	4,997	5,589	5,062
Total revenue	81,573	89,543	96,535	78,347

OPERATING EXPENSES:
Salaries, wages and employee benefits	24,959	24,757	24,714	22,670
Fuel	6,608	7,865	7,895	7,994
Operations and maintenance	12,940	15,819	18,927	14,650
Purchased freight	19,090	21,337	23,733	16,966
Depreciation and amortization	9,215	9,188	9,309	9,187
Impairments	—	—	1,195	810
Other operating expenses	4,880	5,508	5,023	4,481
Total operating expenses	77,692	84,474	90,796	76,758
INCOME FROM OPERATIONS	$ 3,881	$ 5,069	$ 5,739	$ 1,589

Total Miles	24,606,431	25,400,230	24,266,511	23,431,447
Company-operating tractors	1,085	1,104	1,114	1,101
Owner-operated tractors	240	243	232	219
Number of trailers	3,288	3,336	3,413	3,404

(1)Includes intersegment revenues and expenses, as applicable, which are eliminated in Daseke’s consolidated results.

Specialized Solutions Segment

2015 Selected Quarterly Financial Data

(Unaudited)

(Dollars in thousands)	Three Months Ended
	March 31	June 30	September 30	December 31
REVENUE(1):
Freight	$ 55,623	$ 59,955	$ 80,531	$ 72,891
Brokerage	15,827	17,988	23,470	22,581
Fuel surcharge	7,321	7,062	7,460	6,343
Total revenue	78,771	85,005	111,461	101,815

OPERATING EXPENSES:
Salaries, wages and employee benefits	18,818	19,385	24,420	26,269
Fuel	7,118	7,700	8,383	7,307
Operations and maintenance	13,098	14,798	20,516	20,421
Purchased freight	24,610	26,573	31,394	28,149
Depreciation and amortization	7,044	7,572	9,131	9,432
Impairments	—	—	—	—
Other operating expenses	4,283	5,228	5,583	6,666
Total operating expenses	74,971	81,256	99,427	98,244
INCOME FROM OPERATIONS	$ 3,800	$ 3,749	$ 12,034	$ 3,571

Total Miles	21,431,471	22,262,923	25,756,201	24,527,851
Company-operating tractors	1,007	1,025	1,057	1,062
Owner-operated tractors	330	311	311	270
Number of trailers	3,062	3,099	3,046	3,057

(1)Includes intersegment revenues and expenses, as applicable, which are eliminated in Daseke’s consolidated results.